SECOND AMENDMENT dated as of January 31, 2000 (this
                  "Amendment"), to the Credit Agreement dated as of February 26, 1999 (the "Credit Agreement"), among PLAYBOY ENTERPRISES, INC., a Delaware corporation (the "Company"), PEI HOLDINGS, INC., a Delaware corporation and wholly owned subsidiary of the Company ("PHI"), the financial institutions from time to time party thereto (the "Lenders") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent and as issuing bank.

            A. The parties hereto have entered into the Credit Agreement, pursuant to which the Lenders have agreed to extend credit to the Borrower (as defined in the Credit Agreement) on the terms and subject to the conditions set forth therein.

            B. The Company and PHI have requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions set forth below, to amend the Credit Agreement as provided herein.

            C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended as follows:

            (a) The Table of Contents of the Credit Agreement is hereby amended
(i) by replacing the words "Annual EBITDA" following "SECTION 6.13" with "[deleted]" and (ii) by inserting at the end of the list of Exhibits to the Credit Agreement the following:

            "EXHIBIT J Form of Subordination Agreement".

            (b) The table in the definition of "Applicable Percentage" in
Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following table:

                                                             Eurodollar    ABR
Consolidated Leverage Ratio                                    Spread     Spread
---------------------------                                    ------     ------

Category 1
----------
Greater than or equal to 5.00 to 1.00                           3.50%      2.50%

Category 2
----------
Less than 5.00 to 1.00 but greater than or equal to 4.00 to     3.25%      2.25%

                                                             Eurodollar    ABR
Consolidated Leverage Ratio                                    Spread     Spread
---------------------------                                    ------     ------

1.00

Category 3
----------
Less than 4.00 to 1.00 but greater than or equal to 3.00 to     3.00%      2.00%
1.00

Category 4
----------
Less than 3.00 to 1.00                                          2.75%      1.75%

            (c) The definition of "Asset Sale" in Section 1.01 of the Credit Agreement is amended by (i) inserting in clause (vi)(y), after the words "in the business of the Borrower or the Restricted Subsidiaries within nine months", the words "(or 36 months, in the case of a Catalog Operations Sale)" and (ii) inserting in the final sentence thereof, after the words "the aggregate amount of Net Cash Proceeds", the words "(other than Net Cash Proceeds resulting from a Catalog Operations Sale)".

            (d) The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is amended by (i) deleting therefrom the phrase "(x) the Playboy International Rights Acquisition Fee for such period," and (ii) replacing clause (ii) of the last sentence thereof with the following:

            "(ii) following a Catalog Operations Sale, for any four-fiscal quarter period that includes a fiscal quarter ending on or prior to December 31, 2000, Consolidated EBITDA for such period shall be increased by the product of (x) $1,800,000 and (y) a fraction, the numerator of which is the number of days in fiscal year 2000 included in such four-fiscal quarter period which occurred after the consummation of the Catalog Operations Sale and the denominator of which is three hundred sixty six and (iii) Consolidated EBITDA for any period shall be increased by the amount of restructuring costs incurred on or after December 1, 1999 in connection with workforce reductions to the extent such costs have actually been paid by the Company and the Restricted Subsidiaries in such period; provided, that any such increase, together with all other increases made in the same period or any other period pursuant to this clause (iii), shall not exceed $3,000,000 in the aggregate.

            (e) The definition of "Consolidated Fixed Charge Coverage Ratio" in
Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "Adjusted" in clause (i) thereof, (ii) replacing "and" with a comma at the end of clause (vi) thereof, (iii) inserting, at the end of clause (vii) thereof before the final parenthetical phrase in such definition, "and (viii) cash investments in programming during such period", and (iv) changing "(vii)" to "(viii)" in the final parenthetical phrase thereof.

            (f) The definition of "Playboy Online" is amended by deleting "Playboy Online, Inc." and replacing such phrase with "Playboy.com, Inc."

            (g) The following definitions are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical positions:

      "Catalog Operations Sale" shall mean any sale, transfer or other disposition of all or substantially all of the catalog sales operations conducted by Critics' Choice Video, Inc. and the assets and property used to conduct such operations (it being understood that such assets and property include, but are not limited to, leasehold interests of Playboy Enterprises International, Inc. and the Company used by Critics' Choice Video, Inc.).

      "SAG Liens" shall mean Liens granted to the Screen Actors Guild by the Borrower or any Subsidiary in specific items of Product to secure amounts payable by the Borrower or such Subsidiary to members of the Screen Actors Guild in respect of the production of such items of Product.

      "Second Amendment Effective Date" shall mean the date on which the amendments provided for in Section 1 of the Second Amendment dated as of January 31, 2000, to this Agreement become effective.

      "Subordination Agreement" shall mean a subordination agreement substantially in the form of Exhibit J hereto, together with such other changes as the Collateral Agent may deem appropriate.

            (h) The following new paragraph (j) is inserted at the end of
Section 2.09 of the Credit Agreement:

            (j) The aggregate Revolving Credit Commitments shall be decreased
      (i) by $5,000,000 on the Second Amendment Effective Date and (ii) by an additional $5,000,000 upon the closing of any sale of Equity Interests of Playboy Online to a person other than the Company or a Subsidiary consisting of an underwritten primary initial public offering (other than a public offering pursuant to a registration statement on Form S-8) of the common stock of Playboy Online pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended (whether alone or in connection with a secondary public offering).

            (i) Section 2.13(c) of the Credit Agreement is amended by (A) deleting from clause (i) thereof the phrase "in an aggregate amount not greater than $25,000,000", (B) deleting from clause (ii) thereof the phrase "minus the aggregate Net Cash proceeds of Equity Issuances referred to in the preceding clause (i)" and (C) inserting in clause (ii) thereof after the words "the Company and Restricted Subsidiaries that" the phrase ", after subtracting any such Net Cash Proceeds used to prepay Term Loans on the Second Amendment Effective Date,".

            (j) Section 2.13(d) of the Credit Agreement is amended by deleting the date "December 31, 1999" and inserting in its place "December 31, 2000".

            (k) Section 6.02(m) of the Credit Agreement is amended by inserting the phrase "(including SAG Liens)" after the word "Liens" therein.

            (l) Section 6.04(e) of the Credit Agreement is amended to read as follows:

            "(e) investments in and loans and advances to Playboy Online that are (A) made during the fiscal year ended December 31, 1999 and that do not exceed $6,500,000 in the aggregate or (B) made after December 31, 1999 but prior to the initial public offering of Equity Interests of Playboy Online and that do not exceed $10,000,000 in the aggregate".

            (m) Section 6.04(j) of the Credit Agreement is amended to read as follows:

            "(j) investments in and loans and advances to Restricted Subsidiaries to procure assets, properties or contract rights to be used in gaming operations, but only to the extent such investments, loans and advances are made with and do not in the aggregate exceed the cash proceeds received by the Borrower from a Catalog Operations Sale to persons other than the Company and the Subsidiaries after the Second Amendment Effective Date".

            (n) Clause (c) of Section 6.05 of the Credit Agreement is amended by the insertion at the end thereof of the following proviso:

      "; provided, that a Catalog Operations Sale may be made for consideration consisting of cash or publicly-traded Equity Interests in other persons and shall not be subject to or included in the computation of such $10,000,000 limit".

            (o) The text of Section 6.13 of the Credit Agreement is hereby replaced with "[deleted]".

            (p) The table appearing in Section 6.14 of the Credit Agreement is hereby replaced with the following table and text:

                Date                                Ratio
                -----                               -----

                March 31, 2000                      5.95 to 1.00
                June 30, 2000                       5.95 to 1.00
                September 30, 2000                  5.95 to 1.00
                December 31, 2000                   5.95 to 1.00
                March 31, 2001                      5.95 to 1.00
                June 30, 2001                       5.75 to 1.00
                September 30, 2001                  5.50 to 1.00
                December 31, 2001                   4.50 to 1.00
                March 31, 2002                      4.00 to 1.00
                June 30, 2002                       3.50 to 1.00
                September 30, 2002 and thereafter   3.00 to 1.00

            Notwithstanding the definition of "Consolidated Adjusted EBITDA", in determining the Consolidated Leverage Ratio, (i) Consolidated Adjusted EBITDA for the period of three fiscal quarters ended December 31, 1999 shall be deemed to total $21,000,000 for the purpose of calculating Consolidated Adjusted EBITDA for the period of four fiscal quarters ended March 31, 2000, (ii) Consolidated Adjusted EBITDA for the period of two fiscal quarters ended December 31, 1999 shall be deemed to total $23,000,000 for the purpose of calculating Consolidated Adjusted EBITDA for the period of four fiscal quarters ended June 30, 2000, and (iii) Consolidated Adjusted EBITDA for the fiscal quarter ended December 31, 1999 shall be deemed to be $15,000,000 for the purpose of calculating Consolidated Adjusted EBITDA for the period of four fiscal quarters ended September 30, 2000."

            (q) The table appearing in Section 6.15 of the Credit Agreement is hereby replaced with the following table:

                Date                                Ratio
                -----                               -----

                March 31, 2000                      1.75 to 1.00
                June 30, 2000                       1.75 to 1.00
                September 30, 2000                  1.75 to 1.00
                December 31, 2000                   1.60 to 1.00
                March 31, 2001                      1.65 to 1.00
                June 30, 2001                       1.75 to 1.00
                September 30, 2001                  2.00 to 1.00
                December 31, 2001                   2.25 to 1.00
                March 31, 2002                      2.50 to 1.00
                June 30, 2002                       2.75 to 1.00
                September 30, 2002 and thereafter   3.00 to 1.00

            Notwithstanding the definition of "Consolidated Adjusted EBITDA", in determining the Consolidated Interest Expense Coverage Ratio under this Section 6.15, (i) Consolidated Adjusted EBITDA for the period of three fiscal quarters ended December 31, 1999 shall be deemed to total $21,000,000 for the purpose of calculating Consolidated Adjusted EBITDA for the period of four fiscal quarters ended March 31, 2000, (ii) Consolidated Adjusted EBITDA for the period of two fiscal quarters ended December 31, 1999 shall be deemed to total $23,000,000 for the purpose of calculating Consolidated Adjusted EBITDA for the period of four fiscal quarters ended June 30, 2000, and (iii) Consolidated Adjusted EBITDA for the fiscal quarter ended December 31, 1999 shall be deemed to be $15,000,000 for the purpose of calculating Consolidated Adjusted EBITDA for the period of four fiscal quarters ended September 30, 2000. In determining the Consolidated Interest Expense Coverage Ratio under this Section 6.15 for the periods of four fiscal quarters ended March 31, 2000, June 30, 2000 and September 30, 2000, respectively, Consolidated Interest Expense for such periods shall be deemed to be (i) the actual Consolidated Interest Expense for the fiscal quarter ended March 31, 2000, multiplied by four, (ii) the actual Consolidated Interest Expense for the period of two fiscal quarters ended June 30, 2000, multiplied by two, and (iii) the actual Consolidated Interest Expense for the period of three fiscal quarters ended September 30, 2000, multiplied by four thirds, respectively."

            (r) The table appearing in Section 6.16 of the Credit Agreement is hereby replaced with the following table:

                Date                                Ratio
                -----                               -----

                Prior to March 31, 2001             Unlimited
                March 31, 2001                      0.90 to 1.00
                June 30, 2001                       0.90 to 1.00
                September 30, 2001                  0.90 to 1.00
                December 31, 2001                   1.00 to 1.00
                March 31, 2002                      1.00 to 1.00
                June 30, 2002                       1.10 to 1.00
                September 30, 2002                  1.20 to 1.00
                December 31, 2002 and thereafter    1.25 to 1.00

            (s) Article VIII of the Credit Agreement is amended by the insertion at the end of the first paragraph thereof of the following sentence: "The Agents are further expressly authorized, at their discretion, to execute Subordination Agreements or other instruments or agreements recognizing the subordination of the Liens created by the Security Documents to Liens permitted under paragraphs
(m), (p) and (r) of section 6.02 ."

            (t) A new Exhibit J, in the form of Exhibit J to this Amendment, is hereby added to the Credit Agreement.

            SECTION 2. Representations and Warranties. Each of the Company and PHI represents and warrants to each Lender that, on and as of the date hereof, and after giving effect to the amendments provided for in Section 1 of this
Amendment:

            (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (b) No Event of Default or Default has occurred and is continuing.

            SECTION 3. Effectiveness. This Amendment shall become effective upon the execution of counterparts of the signature pages hereto by the Company, PHI, the Administrative Agent and Lenders constituting the Required Lenders; provided, that the amendments set forth in Section 1 shall not become effective until each of the following conditions precedent shall have been satisfied, and if any of such conditions shall not have been satisfied by February 3, 2000, then the provisions of Section 1 shall terminate and cease to be of any force or effect:

            (a) The Administrative Agent shall have received from the Borrower immediately available funds in the amount of $15,000,000 as a prepayment, without premium or penalty, of the Term Loans. It is agreed that such prepayment shall be applied ratably to the outstanding Tranche A Term Borrowings and Tranche B Term Borrowings, and that the amounts allocated to each of the Tranche A Term Borrowings and the Tranche B Term Borrowings shall be applied (i) first, to satisfy the installments of principal due in respect of the Term Borrowings of such class during calendar year

      2000 and then (ii) pro rata against the remaining scheduled installments of principal due in respect of the Term Borrowings of such class; provided, that any amounts that but for this proviso would be used to prepay Tranche B Term Loans of Lenders listed on Schedule I hereto in accordance with clause (ii) above, shall be applied to prepay Tranche A Term Loans in accordance with this sentence.

            (b) The Borrower shall have prepaid Revolving Loans to the extent required under Section 2.13(i) of the Credit Agreement as a result of the reduction in the Revolving Credit Commitments on the Second Amendment Effective Date pursuant to Section 2.09(j) of the Credit Agreement as amended hereby.

            (c) The Borrower shall have paid to the Administrative Agent, for the account of each Lender that shall have executed this Amendment at or prior to noon New York City time on January 31, 2000, in immediately available funds, an amendment fee equal to .25% of the aggregate outstanding Term Loans, Revolving Credit Exposure and unused Revolving Credit Commitment of such Lender on the date hereof (determined after giving effect to the prepayments and Commitment reductions that will occur on the Second Amendment Effective Date, as provided for herein).

            (d) The Administrative Agent shall have received (i) such evidence as the Administrative Agent or Cravath, Swaine & Moore, counsel to the Administrative Agent, shall reasonably have requested as to the corporate power and authority of the Company and PHI to enter into and perform their obligations under this Amendment and (ii) an opinion from each of Paul, Weiss, Rifkind, Wharton & Garrison, special counsel for the Company and PHI, and Howard Shapiro, Esq., General Counsel of the Company, in each case reasonably satisfactory in form and substance to the Administrative Agent and to Cravath, Swaine & Moore.

The Administrative Agent shall notify the Lenders of the satisfaction of the foregoing conditions, and such notice shall, in the absence of manifest error, conclusively evidence the satisfaction of such conditions.

            SECTION 4. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            SECTION 5. Expenses. The Borrower shall pay all reasonable out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore, counsel to the Administrative Agent.

            SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this

Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

            SECTION 8. Effect of Amendment. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby. Upon effectiveness of this Amendment in accordance with Section 3, the Required Lenders hereby waive any failure by the Borrower to comply prior to the Second Amendment Effective Date with the covenants in Sections 6.13, 6.14, 6.15 and 6.16.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                     PLAYBOY ENTERPRISES, INC,

                                        by /s/ Robert D. Campbell
                                           -------------------------------------
                                            Name: Robert D. Campbell
                                            Title: Sr. Vice President, Treasurer


                                     PEI HOLDINGS, INC.,

                                        by /s/ Robert D. Campbell
                                           -------------------------------------
                                            Name: Robert D. Campbell
                                            Title: Treasurer


                                     CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent, Collateral Agent and Issuing Bank,

                                        by /s/ Bill O'Daly
                                           -------------------------------------
                                            Name: Bill O'Daly
                                            Title: Vice President

                                        by /s/ Kristen Lepri
                                           -------------------------------------
                                            Name: Kristen Lepri
                                            Title: Associate

                                     BANK OF AMERICA, N.A.,

                                        by /s/ Peter J. Gates Jr.
                                           -------------------------------------
                                            Name: Peter J. Gates Jr.
                                            Title: Vice President


                                     EATON VANCE SENIOR INCOME TRUST,
                                     By EATON VANCE MANAGEMENT as Investment
                                     Advisor,

                                        by /s/ Payson F. Swaffield
                                           -------------------------------------
                                            Name: Payson F. Swaffield
                                            Title: Vice President


                                     FIRST DOMINION FUNDING II,

                                        by /s/ Andrew Marshak
                                           -------------------------------------
                                            Name: Andrew Marshak
                                            Title: Authorized Signator


                                     FRANKLIN FLOATING RATE TRUST,

                                        by /s/ Chauncey Lufkin
                                           -------------------------------------
                                            Name: Chauncey Lufkin
                                            Title: Vice President


                                     MOUNTAIN CAPITAL CLO I LTD.,

                                        by /s/ Darren P. Riley
                                           -------------------------------------
                                            Name: Darren P. Riley
                                            Title: Director


                                     GALAXY CLO 1999-1, LTD.,

                                        by /s/ Sabur Moini
                                           -------------------------------------
                                            Name: Sabur Moini
                                            Title: Authorized Signatory

                                     HARRIS TRUST & SAVINGS BANK,

                                        by /s/ Scott F. Geik
                                           -------------------------------------
                                            Name: Scott F. Geik
                                            Title: Managing Director


                                     ING BANK,

                                        by /s/ William James
                                           -------------------------------------
                                            Name: William James
                                            Title: Vice President


                                     KZH ING-2 LLC,

                                        by /s/ Peter Chin
                                           -------------------------------------
                                            Name: Peter Chin
                                            Title: Authorized Agent


                                     KZH ING-3 LLC,

                                        by /s/ Peter Chin
                                           -------------------------------------
                                            Name: Peter Chin
                                            Title: Authorized Agent


                                     KZH SOLEIL-2 LLC,

                                        by /s/ Peter Chin
                                           -------------------------------------
                                            Name: Peter Chin
                                            Title: Authorized Agent


                                     LASALLE BANK N.A.,

                                        by /s/ Kyle Freimuth
                                           -------------------------------------
                                            Name: Kyle Freimuth
                                            Title: Assistant Vice President


                                     PPM AMERICA, INC., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company,

                                        by /s/ John Walding
                                           -------------------------------------
                                            Name: John Walding

                                            Title: Managing Director


                                     PPM SPYGLASS FUNDING TRUST,

                                        by /s/ Kelly C. Walker
                                           -------------------------------------
                                            Name: Kelly C. Walker
                                            Title: Authorized Agent

                                     SENIOR DEBT PORTFOLIO
                                     by BOSTON MANAGEMENT AND RESEARCH as
                                     Investment Advisor,

                                        by /s/ Payson F. Swaffield
                                           -------------------------------------
                                            Name: Payson F. Swaffield
                                            Title: Vice President


                                     SRF TRADING, INC.,

                                        by /s/ Kelly C. Walker
                                           -------------------------------------
                                            Name: Kelly C. Walker
                                            Title: Vice President


                                     STEIN ROE FLOATING RATE LIMITED LIABILITY
                                     COMPANY,

                                        by /s/ James R. Fellows
                                           -------------------------------------
                                            Name: James R. Fellows
                                            Title: Vice President, Stein Roe &
                                                   Farnham Incorporated, as
                                                   Advisor to the Stein Roe
                                                   Floating Rate Limited
                                                   Liability Company


                                     EATON VANCE INSTITUTIONAL SENIOR LOAN FUND,

                                     by: Eaton Vance Management as Investment
                                         Advisor

                                        by /s/ Payson F. Swaffield
                                           -------------------------------------
                                            Name: Payson F. Swaffield
                                            Title: Vice President

                                                                      Schedule I

                                Declining Lenders

                                      None.